CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME [Abstract]
Net income	$ 11,308	$ 9,703
Other comprehensive income:
Foreign currency translation adjustment	(4,760)	(4,696)
Unrealized Gain on Investment	151	0
Other comprehensive income, net of tax	(4,609)	(4,696)
Total comprehensive income	$ 6,699	$ 5,007